                                                                   EXHIBIT 10.22

                                                                       7500 0006

                          SIGMATRON INTERNATIONAL INC.

                         2004 EMPLOYEE STOCK OPTION PLAN

                       NONSTATUTORY STOCK OPTION AGREEMENT

         SigmaTron International, Inc. (the "Company"), desiring to afford an opportunity to the Optionee named below to purchase certain shares of the Company's common stock to provide the Optionee with an added incentive as an employee of the Company, hereby grants to the Optionee, pursuant to the terms of the SigmaTron International, Inc. 2004 Employee Stock Option Plan (the "Plan") an option ("Option") to purchase the number of shares specified below, during the term ending at 5 o'clock p.m. (prevailing local time at the Company's principal offices) on the expiration date of this Option specified below, at the Option exercise price specified below, subject to and upon the following terms and conditions:

         1. Identifying Provisions. As used in this Option, the following terms shall have the following respective meanings:

         (a)      Optionee:

         (b)      Date of Grant:

         (c)      Number of Shares optioned:

         (d)      Option exercise price per share ("Option Price"):

         (e)      Expiration date:

         (f)      Vesting schedule:

         This Option shall be exercisable with respect to the following:


On or After This Date     Cumulative Percentage of Shares     Cumulative Number of Shares
---------------------     -------------------------------     ---------------------------


         Subject to Paragraphs 3(d) and 6, in order for this Option to vest, Optionee must be employed by the Company on the date in which the Option is to vest and shall have been so employed continuously (except for excused absences) since the Date of Grant.



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

         The number of option shares granted in a fiscal year to each covered employee, as defined in Treasury Regulation ss.1.162-27(c)(2) (a "Covered Employee"), shall not exceed 100,000 shares for any fiscal year in which such person serves as a Covered Employee.

         2. Exercise: Payment For and Delivery of Stock. Optionee, or his successors as permitted by the terms of the Plan and this Agreement shall acquire shares pursuant to this Option by delivering to the Company a written notice of exercise, specifying the number of shares which the Optionee desires to exercise under this Option, the date on which Optionee desires to complete the purchase ("Purchase Date") and the form of payment through which the purchase shall be made. If required in order to comply with the Securities Act of 1933, as amended, the notice of exercise shall contain a representation to the effect that the Optionee intends to acquire the shares for investment and not with a view toward distribution. The Compensation Committee of the Board of Directors ("Committee") has determined that Optionee shall pay to the Company the full Option Price of the shares to be acquired hereunder on or before the Purchase Date in either cash or stock, or partly of each, as follows:

         (a) Cash. Payment in full for shares purchased under an Option may be made in cash (including check, bank draft or money order) on or before the Purchase Date.

         (b) Stock. Payment may be made in full for shares purchased under an Option, in whole or in part, by tendering to the Company in good form for transfer, shares of the same class of stock as that then subject to the Option and that have been held by the Optionee for at least six months, delivered in lieu of cash concurrently with such exercise, the shares so delivered to be valued on the basis of fair market value on the Purchase Date provided that the Company is not then prohibited from purchasing or acquiring shares of such stock.

         (c) Cashless Exercise. Optionee may make payment by means of a cashless exercise if the Options are tendered to a third party securities broker approved by the Company in exchange for the number of shares equal to the aggregate difference between the Option Price and the fair market value of the Options so tendered.

         3. Restrictions on Exercise. The following additional provisions shall apply to the exercise of this Option:

         (a) If Optionee's employment is terminated "for cause," then the unvested portion of this Option is immediately canceled and the unexercised, vested portion of this Option shall be exercisable (to the extent then exercisable), by the Optionee or Permitted Transferee (defined in Paragraph 4) at any time prior to the expiration date or within three months after the date of termination of employment, whichever is the shorter period. A termination "for cause" means any termination due to (i) conviction of a felony; (ii) Optionee's refusal, after at least 30 days advance written notice from the Company's Board of Directors, to carry out a direct order of the Board of Directors (other than an order to relocate Optionee more than 25 miles from his place of employment); or (iii) a finding by the Board of Directors that Optionee has defrauded the Company or any affiliate of the Company.



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         (b) If a Optionee's employment is terminated by the Company, but such termination is not "for cause," as defined above, then the unvested portion of this Option is immediately canceled and the vested portion of said Option shall continue in effect after the Optionee's termination of employment under the terms specified herein. This subparagraph shall also apply to a Optionee who voluntarily terminates employment with the Company.

         (c) While employed by the Company or any of its subsidiaries, or during the twelve (12) months immediately thereafter, if the Optionee, directly or indirectly, as partner, officer, director, stockholder, advisor or employee, or in any other form or capacity, renders any services to or becomes employed by, owns any interest in or be otherwise associated with, any company or entity which sells or solicits the sale of any product or service manufactured or offered for sale by the Company or any subsidiary of the Company within six (6) months prior to the termination of his employment by the Company, or becomes employed by any customer of the Company and uses his efforts to cause said customer to enable it to produce for itself products or services which are the same as, substitute for, or substantially similar to products or services which theretofore it was purchasing from the Company or its subsidiaries ("Disqualifying Event"), then the unvested portion of this Option is immediately canceled and the unexercised, vested portion of this Option shall be exercisable (to the extent then exercisable), by the Optionee or Permitted Transferee at any time prior to the expiration date or within three months after the date of the Disqualifying Event, whichever is the shorter period, provided, however, that the above shall not apply to investments in publicly owned companies in which Optionee owns no more than 1% of the outstanding capital stock.

         (d) If Optionee's employment is terminated because of the death or permanent disability (as described in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the"Code")) of the Optionee when employed, then all unvested Options immediately vest and the unexercised Options at the time of death shall be exercisable in full (including the portion which, but for this provision, would not be exercisable) by the person or persons entitled to do so under the will of the Optionee, or if the Optionee shall fail to make testamentary disposition of the Option or shall die intestate, by the legal representative of the Optionee or by a Permitted Transferee, at any time prior to the expiration date of such Option.

         (e) Whether the Optionee has been constructively discharged, and whether the Optionee's employment has terminated "for cause," shall be determined in each case by the Committee, whose determination shall be final and binding. The Company assumes no responsibility and is under no obligation to notify a Permitted Transferee of early termination of this Option on account of termination of the Optionee's employment.

         4. Transferability. The Committee shall retain the authority and discretion to permit the Option to be transferable as long as such transfers are made only to a Permitted Transferee; provided that (i) such transfer is a bona fide gift and accordingly, the Optionee receives no value for the transfer, as provided in the instructions to SEC Form S-8, (ii) that the Options transferred continue to be subject to the same terms and conditions that were applicable to the Options



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

immediately prior to the transfer, and (iii) that the Options may not be otherwise or subsequently sold, pledged, assigned or transferred in any manner except by will or the laws of descent or distribution or pursuant to a domestic relations order. "Permitted Transferee" shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of the Optionee (a "Family Member"), any person sharing the Optionee's household (other than as a tenant or employee), or a trust or other entity in which Family Members and the Optionee have more than fifty percent of the beneficial or voting interests. In the event of the Optionee's death, the Option may be exercised only by a person who acquired the right to exercise it by reason of the death of the Optionee. Neither the Optionee, any Permitted Transferee, nor any person who acquires the right to exercise the Option by reason of the death of the Optionee will be deemed to be a holder of any Shares subject to the Option unless and until certificates for those Shares are issued to such person. A Permitted Transferee may not subsequently transfer the Option. The designation of a beneficiary shall not constitute a transfer.

         5. Changes in Capital Structure. If the outstanding shares of Common Stock of the Company are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, plan of exchange, recapitalization, reclassification, stock split-up, combination of shares or dividend payable in shares, appropriate adjustment may be made by the Committee in its sole discretion, to the end that the Optionee's proportionate interest derived under this Option is maintained as before the occurrence of such event. Nothing stated herein shall require the Committee to make such adjustment. If the Committee makes such adjustment, the Committee may also require that any securities issued in respect of or exchanged for shares issued hereunder that are subject to restrictions be subject to similar restrictions. Notwithstanding the foregoing, the Committee shall have no obligation to effect any adjustment that would or might result in the issuance of fractional shares, and any fractional shares resulting from any adjustment may be disregarded or provided for in any manner determined by the Committee. Any such adjustments made by the Committee shall be conclusive. If any such adjustment provided for in this Paragraph 5 requires the approval of shareholders of the Company in order to enable the Company to adjust the Option, then no such adjustment shall be made without the required shareholder approval.

         6. Special Acceleration of Vesting in Certain Events.

         (a) Notwithstanding any other provisions of this Option and subject to the limitations described below, upon the occurrence of any of the following events (each, a "Corporate Transaction"):

                  (i) any consolidation, merger, plan of exchange, or transaction involving the Company ("Merger") in which the Company is not the continuing or surviving corporation or pursuant to which the common stock of the Company would be converted into cash, securities or other property; or



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                  (ii) any sale, lease, exchange, or other transfer (in one
                  transaction or a series of related transactions) of all or substantially all of the assets of the Company or the adoption of any plan or proposal for the liquidation or dissolution of the Company; or

                  (iii) a "person" within the meaning of Section 13(d) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company), becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, in one or more transactions, of shares of common stock of the Company representing 50% or more of the total number of votes that may be cast by all stockholders of the Company voting as a single class, or the first day on which shares of the Company's common stock are purchased pursuant to a tender offer or exchange offer.

         this Option shall vest and become fully exercisable as to all of the Shares subject to this Option as of the date thirty (30) days prior to the date of the Corporate Transaction. The exercise or vesting of any Option and any Shares acquired upon the exercise thereof that was permissible solely by reason of this Paragraph 6 shall be conditioned upon the consummation of the Corporate Transaction. Any Options that are not exercised as of the date of the Corporate Transaction shall terminate and cease to be outstanding effective as of the date of the Corporate Transaction.

         (d) Accelerated vesting under this paragraph shall be limited to the maximum number of additional shares such that the acquisition or disposition of such shares which vest in connection with a Corporate Transaction shall not result in an excess parachute payment to Optionee (as defined in Section 280G of the Code), unless the Company authorizes accelerated vesting in excess of such maximum amount. The Company is authorized by Optionee to collect from Optionee any additional income or excise taxes which the Company may incur due to a violation of this provision.

         7. Rights in Shares Before Issuance and Delivery. Optionee, his successors or assigns, his executor, administrator or legatee if he be deceased, or Permitted Transferee shall have no rights as a shareholder with respect to any stock covered by this Option until the date of issuance of the stock certificate to him or her for such stock after receipt of the consideration in full set forth herein or as may be approved by the Company. No adjustments shall be made for dividends, whether ordinary or extraordinary, whether in cash, securities, or other property, for distributions in which the record date is prior to the date for which the stock certificate is issued.

         8. Requirements of Law and of Stock Exchanges. Nothing herein shall require the Company to issue any stock upon exercise of this Option if the issuance would, in the opinion of counsel for the Company, constitute a violation of the Securities Act of 1933, as amended (the "1933 Act"), applicable state securities laws, or any other applicable rule or regulation then in effect.

         9. Disposition of Shares--Restrictions. No stock acquired hereunder may be disposed of within six months from the date of grant. If such stock were disposed of within six



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months of the date of grant, such disposition may not be exempt from the short swing profit rules of Section 16(b) of the Exchange Act.

         Nothing in this Agreement shall assure any Option holder that shares issuable under this Option are registered on a Form S-8 of the 1933 Act or on any other Form. In particular, no Permitted Transferee shall have shares registered on a Form S-8 until and unless the federal securities laws allow for such form of registration subsequent to the date of this Agreement.

         10. No Right to Continued Employment. This Option shall not confer upon the Optionee any right with respect to continued employment by the Company nor shall it alter, modify, limit or interfere with any right or privilege of the Company under any employment contract, heretofore or hereinafter executed, with the Optionee, including the right to terminate the Optionee's employment at any time for or without cause. The Company assumes no responsibility to notify a Permitted Transferee of a Optionee's termination of employment.

         11. Receipt of Plan. The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all terms and provisions thereof and as the same shall have been amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive the Optionee, without his consent, of this Option or any of his or her rights hereunder. The Optionee acknowledges and agrees that such provisions are acceptable to him or her for all purposes. The Optionee further acknowledges and agrees that in the event of any conflict herewith, the provisions of the Plan shall govern and control, and this Agreement or the applicable provision hereof shall automatically be deemed modified to conform ab initio.

         12. Notices. Any notice to be given to the Company shall be addressed to the Committee in care of the Company at its principal office, and any notice to be given to the Optionee shall be addressed to him or her at the address given beneath his signature hereto or at such other address as the Optionee may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service.

         13. Miscellaneous. This Agreement and the Plan constitute the entire agreement and understanding between the Company and the Optionee and may not be changed, modified or amended by oral statements to the contrary, but only by written document signed by both parties hereto. The titles to each paragraph herein are for convenience only and are not to be used in the construction or interpretation of this document. This Agreement shall be binding on and inure to the benefit of the parties hereto, and their respective heirs, legatees, successors and assigns. This Agreement shall be construed in accordance with the laws of the State of Illinois.

         This document constitutes an offer by the Company to enter into an Agreement under the terms and conditions herein set forth. Said offer will expire and terminate without further notice at 5 o'clock p.m. (prevailing local time at the Company's principal office) on __________ unless sooner accepted by the Optionee by delivering a copy of this Agreement, executed by the Optionee, to the Company on or before said time and date.



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

IN WITNESS THEREOF, the Company has granted this Option on the date of grant specified above.


ACCEPTED:                                       SIGMATRON INTERNATIONAL, INC.,
                                                a Delaware corporation

Optionee:                                       By:
         ---------------------------               -----------------------------
Address:                                               Gary R. Fairhead
         ---------------------------            Title: President and CEO

Date:                                           Date:
     -------------------------------                 ---------------------------

                                                By:
                                                   -----------------------------
                                                       Linda K. Blake
                                                Title: Chief Financial Officer

                                                Date:
                                                     ---------------------------



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

                               NOTICE OF EXERCISE
                                       OF
                                     OPTION
                      UNDER 2004 EMPLOYEE STOCK OPTION PLAN
                        OF SIGMATRON INTERNATIONAL, INC.


To:      SigmaTron International, Inc.
         2201 Landmeier Road
         Elk Grove Village, IL 60007

From:    Optionee Name:
                       ---------------------------------------------------------
         Optionee Address:
                           -----------------------------------------------------

Dear Sirs:

         Pursuant to the Stock Option Agreement dated ________ between SigmaTron International, Inc. (the "Company") and the Optionee listed above (the "Option"), Optionee hereby notifies the Company of its intention to exercise the Option to purchase the number of shares of the common stock of the Company (the "Shares") set forth below, effective on (the "Purchase Date"). This Notice is accompanied with the total exercise price in the amount set forth below in the form of cash, check, shares of common stock of the Company, or a combination thereof, or has been satisfied by delivering the Option to a third party securities broker approved by the Company.


-----------------------------------------------------------------------------------------
 Total Vested Shares     Number of Shares to      Exercise Price    Total Exercise Price
Available to Exercise   be Purchased Hereunder       Per Share      to be Paid Hereunder
-----------------------------------------------------------------------------------------
                           $------                   $------             $------
-----------------------------------------------------------------------------------------


         Please effect the transfer of the Shares to Optionee.


                                                     OPTIONEE




                                                        Signature of Optionee

                                                      Date:
                                                           ---------------------



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